AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

                           J.B. POINDEXTER & CO, INC.
                              1100 Louisiana Street

                                   Suite 5400

                              Houston, Texas 77002

                                                            As of June 30, 1998


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), J.B. Poindexter & Co., Inc. ("Borrower"), EFP Corporation ("EFP"), Lowy Group, Inc. ("Lowy"), Magnetic Instruments Corp. ("MIC"), Morgan Trailer Mfg. Co. ("Morgan"), Truck Accessories Group, Inc. ("TAG"), and Raider Industries Inc. ("Raider"; and together with EFP, Lowy, MIC, Morgan and TAG, each individually, a "Guarantor" and, collectively, "Guarantors") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of June 28, 1996, by and among Lender, Borrower and Guarantors (as heretofore amended or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by Borrower, Guarantors or any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the other agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.

         Borrower and Guarantors have requested that Lender increase the amount of Indebtedness of Borrower or any Obligor permitted to be oustanding from $2,000,000 to $3,000,000 in respect of the financing of insurance premiums payable on certain insurance policies maintained by Borrower or Obligors. Lender is willing to do so to the extent and subject to the terms and conditions set forth herein.

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         In consideration of the foregoing,  the mutual agreements and covenants contained in this Amendment No. 2 to Loan and Security Agreement (this "Amendment"), and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender agree as follows:

1. Indebtedness. Section 9.9(k) of the Loan Agreement is hereby amended by deleting the reference to the ------------ figure "$2,000,000" contained therein and replacing it with the following figure: "$3,000,000".

1. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by
Borrower or Guarantors to Lender pursuant to the other Financing Agreements, Borrower and Guarantors hereby represent, warrant and covenant with and to Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

2.

(a) This Amendment has been duly authorized, executed and delivered by Borrower and Guarantors, and the agreements and obligations of Borrower and Guarantors contained herein constitute legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.
(b)

(i) Neither the execution and delivery of this Amendment, nor the modifications to the Financing Agreements contemplated by this Amendment shall violate any applicable law or regulation, or any order or decree of any court or any governmental instrumentality in any respect or does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, or any material mortgage, deed of trust, security agreement, agreement or instrument to which Borrower or any Guarantor is a party or may be bound, or violate any provision of the organizational documents of Borrower or Guarantors.
(ii)
(c) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.
(d)
(e) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement provided in this Amendment).
(f)
3. Conditions Precedent. The effectiveness of the amendments set forth herein shall be subject to the receipt by Lender of each of the following, in form and substance satisfactory to Lender:

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4.
(a) an original of this Amendment, duly authorized, executed and delivered by Borrower and Guarantors;
(b)

(c) after giving effect to the amendments to the Loan Agreement provided in this Amendment, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.
(d)
(e)
5. Effect of this Amendment. This Amendment and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except for the specific amendments expressly set forth herein, no other changes or modifications to the Financing Agreements, and no waivers of any provisions thereof are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.
6.
7. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.
8.
9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law).
1.       Binding  Effect. This Amendment  shall be binding upon and inure to the benefit  of each of the  parties  hereto  and their  respective  successors  and assigns.
2.
3. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
4.
5. Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted by Lender, shall become a binding agreement among Borrower, Guarantors and Lender.
6.
7.                                              Very truly yours,
8.

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9.                                               J.B. POINDEXTER & CO., INC.
10.
11.                                              By: __________________________
12.
13.                                              Title: _______________________
14.
15.
16.      AGREED AND ACCEPTED:
17.
18.      CONGRESS FINANCIAL CORPORATION
19.
20.      By: ___________________________
21.
22.      Title: ________________________
23.
24.
25.      ACKNOWLEDGED AND
26.      CONSENTED TO:
27.
28.      EFP CORPORATION
29.
30.      By: __________________________
31.
32.      Title: _______________________
33.
34.
35.      LOWY GROUP, INC.
36.
37.      By: __________________________
38.
39.      Title: _______________________
40.
41.
42.
43.
44.
45.
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MAGNETIC INSTRUMENTS CORP.

By: __________________________

Title: _______________________


MORGAN TRAILER MFG. CO.

By: __________________________

Title: _______________________


TRUCK ACCESSORIES GROUP, INC.

By: __________________________

Title: _______________________


RAIDER INDUSTRIES INC.

By: __________________________

Title: _______________________